FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15 (d) of
              the Securities Exchange Act of 1934

                         -------------

Date of Report ( Date of earliest event reported ) : November 17, 1998


                    First Alliance Corporation
     (Exact name of registrant as specified in its charter)


 Kentucky                     33-67312                  61-1242009
(State or other             (Commission              (I.R.S. Employer
 jurisdiction of             File Number)             Identification No.)
 organization)

2285 Executive Drive, Suite 308
Lexington, Kentucky                                          40505
(Address of principal executive offices)                   (Zip code)


                            (606) 299-7656
                     (Registrant's telephone number,
                          including area code)

                            Not Applicable
                    (Former name or former address,
                     if changed since last report.)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     On November 12, 1998, First Alliance Corporation ("the Company") executed an engagement letter with Kerber, Eck & Braeckel, LLP to audit the financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 1998. The offices of Kerber, Eck & Braeckel, LLP located in Springfield, Illinois will be performing the audit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


First Alliance Corporation
(registrant)


/s/ Thomas I. Evans                               Date   November 17, 1998
Thomas I. Evans, Vice President/Asst Secretary


[ITEMS]                      4